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                                                                     Exhibit 4.1


                               STOCK CERTIFICATE


NUMBER                                                                    SHARES
RSG

COMMON STOCK                                                   COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 760759 10 0
IN CHARLOTTE, NC AND NEW YORK, NY.


                             REPUBLIC SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                                  SEE REVERSE
                                                                     FOR CERTAIN
                                                                     DEFINITIONS


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

Republic Services, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assumes. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:____________

/s/ Harris W. Hudson                                   /s/ H. Wayne Huizenga
------------------------                               ------------------------
VICE CHAIRMAN AND SECRETARY                            CHAIRMAN


                            [CORPORATE SEAL OMITTED]
                             REPUBLIC SERVICES, INC.
                                    SEAL 1996
                                    DELAWARE

Countersigned and Registered:

                           FIRST UNION NATIONAL BANK
                                (CHARLOTTE, NC)

                                                                  Transfer Agent
                                                                   and Registrar

By

                                                            Authorized Signature


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                            REPUBLIC SERVICES, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common                UNIF GIFT MIN ACT-___________CUSTODIAN ___________
                                                                 (Cust)              (Minor)
      TEN ENT - as tenants by the entireties                   under Uniform Gifts to Minors
      JT TEN  - as joint tenants with rights of                       Act ______________
                surviorship and not as tenants                                (State)
                in common

    Additional abbreviations may also be used though not in the above list.

    For value received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:__________________


                  --------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S)
GUARANTEED:
           ---------------------------------------------------------------------
           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.